SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 15, 2014

Remmington Enterprises, Inc.
(Exact name of registrant as specified in its charter)

Nevada	333-176736	45-2759045
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

228 Hamilton Avenue, 3rd Floor, Palo Alto, CA 94301
(Address of principal executive offices)

Registrant’s telephone number, including area code: (650) 798-5037

7582 Las Vegas Blvd. S., Ste. 236, Las Vegas, Nevada 89123 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 – Registrant’s Business and Operations

Item 1.01 Entry Into A Material Definitive Agreement

On January 15, 2014, we entered into an Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations (the “Agreement”) with our sole officer and director, Gary A. Scoggins. Pursuant to the Agreement, we transferred all assets related to our mineral exploration business, including our mining claims, to Mr. Scoggins. In exchange for this assignment of assets, Mr. Scoggins agreed to assume and cancel all liabilities relating to our former mineral exploration business. As a result of the Agreement, we are no longer pursuing the mineral exploration business.

SECTION 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

On January 15, 2014, we issued 2,050,000 shares of common stock to ES Partners, Ltd. at a price of $0.001 per share, for total proceeds of $2,050. We did not engage in any general solicitation or advertising and the offer and sale of these shares was exempt under Rule 506 of Regulation D.

SECTION 5 – Corporate Governance and Management

Item 5.01 Changes in Control of Registrant

On January 16, 2014, Mr. Scoggins agreed to transfer his 10,000,000 shares of common stock to ES Partners, Ltd. Mr. Scoggins received proceeds of $20,000. The source of the consideration paid to Mr. Scoggins was the existing funds of the purchaser. The sale of these shares was exempt from registration under Section 4(2) of the Securities Act.

In connection with the sale of his controlling interest in the company, Mr. Scoggins appointed Hans Morgan Van Niekerk as our new Director, President, Secretary, Treasurer, CEO, and CFO and then resigned from all officer and director positions, as discussed in Item 5.02, below.

There are no arrangements known to the company, the operation of which may, at a subsequent date, result in a change in control of the registrant.

Following the change in control, the issuance described in Item 3.02, above, and the officer and director resignation and appointments described in Item 5.02, below, the following table sets forth certain information known to us with respect to the beneficial ownership of our common stock as of January 16, 2014 by (1) all persons who are beneficial owners of 5% or more of our voting securities, (2) each director, (3) each executive officer, and (4) all directors and executive officers as a group. The information regarding beneficial ownership of our common stock has been presented in accordance with the rules of the Securities and Exchange Commission. Under these rules, a person may be deemed to beneficially own any shares of capital stock as to which such person, directly or indirectly, has or shares voting power or investment power, and to beneficially own any shares of our capital stock as to which such person has the right to acquire voting or investment power within 60 days through the exercise of any stock option or other right. The percentage of beneficial ownership as to any person as of a particular date is calculated by dividing (a) (i) the number of shares beneficially owned by such person plus (ii) the number of shares as to which such person has the right to acquire voting or investment power within 60 days by (b) the total number of shares outstanding as of such date, plus any shares that such person has the right to acquire from us within 60 days. Including those shares in the tables does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares. Unless otherwise indicated, each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of capital stock listed as owned by that person or entity.

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Except as otherwise indicated, all Shares are owned directly and the percentage shown is based on 2,500,000 shares of Common Stock issued and outstanding.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership	Percent of class
Common	Han Morgan Van Niekerk 228 Hamilton Avenue, 3rd Floor Palo Alto, CA 94301	0	0.00%
	All Officers and Directors as a Group (one person)	0	0.00%

	Other 5% owners
	ES Partners, Ltd.(1) P.O. Box 10008, Willow House Cricket Square, KY1-1001 Cayman Islands	12,050,000	80.07%

(1) Hans Wild is the Director of ES Partners Ltd. and, in that capacity, has the authority to direct voting and investment decisions with regard to its common stock.

Other than the shareholders listed above, we know of no other person who is the beneficial owner of more than five percent (5%) of our common stock.

Except as superseded or updated by the disclosures set forth in this Current Report, all other information required Item 5.01(a)(8) of Form 8-K may be found in the Company’s Quarterly Report on Form 10-Q filed December 12, 2013, in the Company’s Annual Report on Form 10-K filed October 29, 2013, and in the Company’s Registration Statement on Form S-1/A filed November 1, 2011, each of which is incorporated herein by reference as permitted by Item 5.01(a)(8) of Form 8-K.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On January 16, 2014, the board of directors appointed Hans Morgan Van Niekerk as our new Director, President, Secretary, Treasurer, CEO, and CFO.

Following these appointments, the board accepted the resignation of Gary A. Scoggins as our former sole officer and director. There was no known disagreement with Mr. Scoggins regarding our operations, policies, or practices.

Hans Morgan Van Niekerk is our newly appointed President, Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer, and Director. Mr. Van Niekerk has been an entrepreneur specializing in startup businesses for 20 years. Since 2008, Mr. Van Niekerk has been working as a marketing and business consultant across a variety of industries, primarily within the online gaming, marketing and technology fields. From 2008 to the present, Mr. Van Niekerk has been a co-owner and the Director of Operations and Marketing for Direct Media Works, Inc., where he focuses on managing and developing marketing and public relations campaigns for online businesses, social media campaigns, the design and build of in-house word-press projects, and other duties. Since 2002, Mr. Van Niekerk has also been a co-founder, owner, and member of the board of directors of Good Life Ventures, Inc., a venture capital company focusing on investment in Vietnam. Also since 2002, he has been a co-founder, owner, designer, and Marketing Director for Guava T.E.C. Nightclubs and Restaurants, which operates a tourist entertainment center in Vietnam. Since 2009, Mr. Van Niekerk has been a co-founder and member of the Board of Directors of Scientific Health, Inc., an on-line marketer and distributor of health supplement products. From June of 2010 through July of 2011, he was the Marketing Director of Pacific Programming Tech, Inc. From August 2007 through October of 2008, he was the Head of Marketing for Casino.com, an on-line casino operator. From March 2004 to August 2007, he was the Head of Operations, Marketing and Sales for Casino.com’s free games community and advertising portal. Mr. Van Niekerk graduated with a Forest Science Degree from British Columbia Institute of Technology in 1997. He continued his studies from 1998-2000 in the fields of Geography, Mathematics, and Forestry at the University of British Columbia.

Our newly-appointed officer and director has not had any material direct or indirect interest in any of our transactions or proposed transactions over the last two years. At this time, we do not have a written employment agreement or other formal compensation agreement with Mr. Van Niekerk.

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SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

Following the transactions described above, our corporate offices have been moved and our phone number has changed. Our new office address and phone number is:

228 Hamilton Avenue, 3rd Floor

Palo Alto, CA 94301

Phone: (650) 798-5037

Section 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Agreement of Conveyance, Transfer and Assignment of Assets and Assumption of Obligations

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Remmington Enterprises, Inc.

/s/ Han Morgan Van Niekerk

Han Morgan Van Niekerk

President and Chief Executive Officer

Date: January 17, 2014

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